SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2015

NEW GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

WYOMING	333-179669	45-4349842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 East 17th Street, Suite 4217, Cheyenne, WY	82001
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(307) 633-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On March 18, 2015, the Company Board of Directors, acting through the Chief Executive Officer, Perry West, dismissed Hartley Moore Accountancy Corporation from its engagement as independent certifying accountant for the Company.

(b)

March 18, 2015, the Company engaged Terry L. Johnson CPA to act as the Company’s independent registered public accountant beginning immediately and, specifically, to complete the year-end audit for fiscal years ended December 31, 2012 and 2013. Neither the Company nor anyone acting on the Company’s behalf hired Terry L. Johnson CPA in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through March 18, 2015. Terry L. Johnson CPA has been requested to review the disclosure contained herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the Company’s statements made in response to Item 304(a).

(c)

The engagement of a new accountant, and the dismissal of the prior accountant was done by the Chief Executive Officer and member of the Board of the Company, Mr. Perry West, with the knowledge and approval of the Board of Directors. The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Executive Officer acting as the Company’s Chief Financial Officer.

(d)

There are not now, any disagreements that have brought to the attention of the Company between the Company and Hartley Moore Accountancy Corporation with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required nor has his report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(e)

The Company’s prior certifying accountant, Hartley Moore Accountancy Corporation has been provided with a copy of this disclosure and requested to provide its consent and or comment as set forth in Item 304(a)(3) Regulation SK as promptly as possible so that it may be filed within 10 days of the date hereof with an amendment.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Global Energy, Inc.

Date: March 18, 2015	By:	/s/ Perry West
Perry West
CEO